                                                                     EXHIBIT 3.4


                                    BYLAWS


                                      OF

                      NAVIGATION TECHNOLOGIES CORPORATION

                           (a Delaware corporation)




                          As Amended September, 1994

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

ARTICLE I - Offices..........................................................  1

     Section 1.  Registered Office...........................................  1
     Section 2.  Other Offices...............................................  1

ARTICLE II - Corporate Seal..................................................  1

     Section 3.  Corporate Seal..............................................  1

ARTICLE III - Stockholders' Meetings.........................................  1

     Section 4.  Place of Meetings...........................................  1
     Section 5.  Annual Meeting..............................................  1
     Section 6.  Special Meetings; Initial Public Offering...................  2
     Section 7.  Notice of Meetings..........................................  2
     Section 8.  Quorum......................................................  2
     Section 9.  Adjournment and Notice of Adjourned Meetings................. 3
     Section 10. Voting Rights...............................................  3
     Section 11. Joint Owners of Stock.......................................  3
     Section 12. List of the Stockholders....................................  4
     Section 13. Action without Meeting......................................  4
     Section 14. Organization................................................  5

ARTICLE IV - Directors.......................................................  5

     Section 15. Number and Term of Office.................................... 5
     Section 16. Powers......................................................  5
     Section 17. Vacancies...................................................  5
     Section 18. Resignation.................................................  6
     Section 19. Removal.....................................................  6
     Section 20. Meetings....................................................  6
     Section 21. Quorum and Voting...........................................  7
     Section 22. Action Without Meeting....................................... 7
     Section 23. Fees and Compensation.......................................  7
     Section 24. Committees..................................................  8
     Section 25. Organization................................................  9

                               TABLE OF CONTENTS
                                  (continued)
                                                                            PAGE
                                                                            ----

ARTICLE V - Officers.........................................................  9

     Section 26. Officers Designated.........................................  9
     Section 27. Tenure and Duties of Officers...............................  9
     Section 28. Delegation of Authority..................................... 11
     Section 29. Resignations................................................ 11
     Section 30. Removal..................................................... 11

ARTICLE VI - Execution of Corporate Instruments and Voting
                  of Securities Owned by the Company......................... 11

     Section 31. Execution of Corporate Instruments.......................... 11
     Section 32. Voting of Securities Owned by the Company................... 12

ARTICLE VII - Shares of Stock................................................ 12

     Section 33. Form and Execution of Certificates.......................... 12
     Section 34. Lost Certificates........................................... 12
     Section 35. Transfers................................................... 13
     Section 36.............................................................. 13
     Section 37. Registered Stockholders..................................... 14

ARTICLE VIII - Other Securities of the Company............................... 14

     Section 38. Execution of Other Securities............................... 14

ARTICLE IX - Dividends....................................................... 14

     Section 39. Declaration of Dividends.................................... 14
     Section 40. Dividend Reserve............................................ 15

ARTICLE X - Fiscal Year...................................................... 15

     Section 41. Fiscal Year................................................. 15

ARTICLE XI - Indemnification................................................. 15

     Section 42. Indemnification of Officers, Directors, Employees
                    and Other Agents......................................... 15

                               TABLE OF CONTENTS
                                  (continued)

                                                                            PAGE
                                                                            ----
ARTICLE XII - Right of First Refusal......................................... 18

     Section 43. Right of First Refusal...................................... 18

ARTICLE XIII - Interested Party Transactions................................. 21

     Section 44. Interested Party Transactions............................... 21

ARTICLE XIV - Notices........................................................ 21

     Section 45. Notices..................................................... 21

ARTICLE XV - Amendments...................................................... 23

     Section 46. Amendments.................................................. 23

                                    BYLAWS

                                      OF

                      NAVIGATION TECHNOLOGIES CORPORATION

                           (a Delaware corporation)


                                   ARTICLE I

                                    Offices

     Section 1.  Registered Office.  The registered office of the Company in the
                 -----------------
State of Delaware shall be in the City of Wilmington, County of New Castle.

     Section 2.  Other Offices.  The Company shall also have and maintain an
                 -------------
office or principal place of business in Sunnyvale, California, or at such other place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Company may require.


                                  ARTICLE II

                                Corporate Seal

     Section 3.  Corporate Seal.  The Corporate seal shall consist of a die
                 --------------
bearing the name of the Company and the inscription, "Corporate Seal-Delaware." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.


                                  ARTICLE III

                            Stockholders' Meetings

     Section 4.  Place of Meetings.  Meetings of the stockholders shall be held
                 -----------------
at such place, either within or without the State of Delaware, as may be designated from time to time by the Board of Directors, or, if not so designated, then at the office of the Company required to be maintained pursuant to Section 2.

     Section 5.  Annual Meeting.  The annual meeting of the stockholders, for
                 --------------
the purpose of election of Directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors, or, if not so designated, then at 10 o'clock A.M. on the third Tuesday in March in each year if not a legal holiday, and, if a legal holiday, at the same hour and place on the next succeeding day not a holiday.

     Section 6.  Special Meetings; Initial Public Offering.  Special meetings of
                 -----------------------------------------
the stockholders may be called at any time, for any purpose or purposes, by the Board of Directors or by the holders of outstanding stock of the Company representing at least twenty-five percent of the shares entitled to vote at an election of Directors; provided, however, that following the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale to the public of Common Stock for the account of the Company or stockholders of the Company or both having an aggregate offering price to the public of not less than $40,000,000 or, if such aggregate public offering price is less, in which the aggregate number of shares of Common Stock sold in the offering equals at least twenty per cent of the total number shares of Common Stock and Preferred Stock of the Company outstanding (exclusive of treasury shares) immediately after the closing of such offering (such event being referred to herein as the "Initial Public Offering"), special meetings of the stockholders may only be called by the Board of Directors or the holders of outstanding stock of the Company representing at least fifty percent of the shares entitled to vote at an election of Directors. Business transacted at special meetings shall be confined to the purpose or purposes stated in the notice. The definition of Initial Public Offering may be changed to require a smaller dollar amount or aggregate number of shares by an amendment to this Bylaw only by a majority vote of the Board of Directors which majority shall include a majority of directors not designated by Philips Media B.V. and affiliated companies under common control.

     Section 7.  Notice of Meetings.  Except as otherwise provided by law or the
                 ------------------
Certificate of Incorporation, written notice of each meeting of the stockholders shall be given not less than ten days nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting, such notice to specify the place, date and hour and purpose or purposes of the meeting. Notice of the time, place and purpose of any meeting of the stockholders may be waived in writing, signed by the person entitled to notice thereof, either before or after such meeting, and will be waived by any stockholder by his attendance thereat in person or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

     Section 8.  Quorum.  At all meetings of the stockholders, except where
                 ------
otherwise provided by statute, the presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. Any shares, the voting of which at said meeting has been enjoined, or which for any reason cannot be lawfully voted at such meeting, shall not be counted to determine a quorum at such meeting. In the absence of a quorum, any meeting of the stockholders may be adjourned, from time to time, by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by law or the Certificate of Incorporation, all action taken by the holders of a majority of the voting power represented at any meeting at which a quorum is present shall be valid and binding upon the

Company; provided, however, that Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of Directors. Where a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, except as otherwise provided in the Certificate of Incorporation the affirmative vote of the majority (plurality, in the case of the election of Directors) of shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class.

     Section 9.  Adjournment and Notice of Adjourned Meetings.  Any meeting of
                 --------------------------------------------
the stockholders, whether annual or special, may be adjourned from time to time by the vote of a majority of the shares, the holders of which are present either in person or by proxy. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Company may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     Section 10.  Voting Rights.  For the purpose of determining those
                  -------------
stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the Company on the record date, as provided in Section 12, shall be entitled to vote at any meeting of the stockholders. Except as may be otherwise provided in the Certificate of Incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder. Every person entitled to vote or execute consents shall have the right to do so either in person or by an agent or agents authorized by a written proxy executed by such person or his duly authorized agent, which proxy shall be filed with the Secretary at or before the meeting at which it is to be used. An agent so appointed need not be a stockholder. No proxy shall be voted after three years from its date of creation unless the proxy provides for a longer period.

     Section 11.  Joint Owners of Stock.  If shares or other securities having
                  ---------------------
voting power stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:

          (a)  if only one votes, his act binds all;

          (b) if more than one votes, the act of the majority so voting binds all;

          (c) if more than one votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Delaware Court of Chancery for relief as provided in Section 217(b) of the General Corporation Law of Delaware. If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of this Paragraph 11(c) shall be a majority or even-split in interest.

     Section 12.  List of the Stockholders.  The Secretary shall prepare and
                  ------------------------
make, at least ten days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not specified, at the place where the meeting is to be held. The list shall be produced and kept at the time and place of meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     Section 13.  Action without Meeting.
                  ----------------------

          (a) Any action required by statute to be taken at any annual or special meeting of the stockholders, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Company by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the Company having custody of the book in which proceedings of meetings of the stockholders are recorded. Delivery made to the Company's registered office shall be by hand or by certified or registered mail, return receipt requested.

          (b) Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent delivered to the Company in the manner herein required, written consents signed by a sufficient number of stockholders to take action are delivered to the Company by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a Company's registered office shall be by hand or by certified or registered mail, return receipt requested.

          (c) Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. If the action which is consented to is such as would have required the filing of a certificate under any section of the General Corporation Law of Delaware if such action had been voted on by the stockholders at a meeting thereof, then the certificate filed under such section shall state, in lieu of any statement required by such section concerning any vote of stockholders, that written notice and written consent have been given as provided in Section 228 of the General Corporation Law of Delaware.

          (d) No such action by written consent may be taken following the Initial Public Offering.

     Section 14.  Organization.  At every meeting of the stockholders, the
                  ------------
Chairman of the Board, or, if a Chairman has not been appointed or is absent, the President, or, if the President is absent, the most senior Vice President present, or in the absence of any such officer, a chairman of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as chairman. The Secretary, or, in the absence of the Secretary, an Assistant Secretary or any other person in the absence of such officer directed to do so by the chairman of the meeting, shall act as secretary of the meeting.


                                  ARTICLE IV

                                   Directors

     Section 15.  Number and Term of Office.  The number of Directors which
                  -------------------------
shall constitute the whole of the Board of Directors shall be eight. Except as provided in Section 17, the Directors shall be elected by the stockholders at their annual meeting in each year and shall hold office until the next annual meeting and until their successors shall be duly elected and qualified, or until their death, resignation or removal. Directors need not be stockholders. If for any cause, the Directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

     Section 16.  Powers.  The powers of the Company shall be exercised, its
                  ------
business conducted and its property controlled by the Board of Directors, except as may be otherwise provided by statute or by the Certificate of Incorporation.

     Section 17.  Vacancies.  Vacancies and newly created directorships
                  ---------
resulting from any increase in the authorized number of Directors may be filled by a majority of the Directors then in office, although less than a quorum, or by a sole remaining Director, and each Director so elected shall hold office for the unexpired portion of the term of the Director whose place shall be vacant and until his successor shall have been duly elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this Section 17 in the case of the death, removal or resignation of any Director, or if the stockholders fail at any meeting of the stockholders at which directors are to be elected (including any meeting referred to in Section 19) to elect the number of Directors then constituting the whole Board of Directors.

     Section 18.  Resignation.  Any Director may resign at any time by
                  -----------
delivering his written resignation to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made, it shall be deemed effective at the pleasure of the Board of Directors. When one or more Directors shall resign from the Board of Directors, effective at a future date, a majority of the Directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each Director so chosen shall hold office for the unexpired portion of the term of the Director whose place shall be vacated and until a successor shall have been duly elected and qualified.

     Section 19.  Removal.  At a special meeting of stockholders called
                  -------
according to the provisions of Section 6 for the purpose of removal of Directors, subject to the limitation set forth in Section 141(k) of the General Corporation Law of Delaware, the Board of Directors, or any individual Director, may be removed from office, with or without cause, and a new Director or Directors elected by a vote of the stockholders.

     Section 20.  Meetings.
                  --------

          (a)  Annual Meetings.  The annual meeting of the Board of Directors
               ---------------
shall be held immediately after the annual meeting of the stockholders and at the place where such meeting is held. No notice of an annual meeting of the Board of Directors shall be necessary and such meeting shall be held for the purpose of electing officers and transacting such other business as may lawfully come before it.

          (b)  Regular Meetings.  Regular meetings of the Board of Directors may
               ----------------
be held at any place within or without the State of Delaware which has been designated by resolution of the Board of Directors or the written consent of all Directors.

          (c)  Special Meetings.  Special meetings of the Board of Directors may
               ----------------
be held at any time and place within or without the State of Delaware whenever called by the Chairman of the Board, the President, the Secretary or any two Directors.

          (d)  Telephone Meetings.  Any member of the Board of Directors, or of
               ------------------
any Candidate thereof, may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

          (e)  Notice of Meetings.  Notice of the date, time and place of all
               ------------------
meetings of the Board of Directors shall be delivered personally, orally or in writing, or by telephone or telefax to each Director, at least forty-eight hours before the meeting. Such notice may be given by the Secretary or by the person or persons who called a meeting. Such notice need not specify the purpose of the meeting. Notice of any meeting may be waived in writing at any time before or after the meeting and will be waived by any Director by attendance thereat, except when the Director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

          (f)  Waiver of Notice.  The transaction of all business at any meeting
               ----------------
of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the Directors not present shall sign a written waiver of notice, or a consent to holding such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

     Section 21.  Quorum and Voting.
                  -----------------

          (a)  Quorum.  A quorum of the Board of Directors shall consist of a
               ------
majority of the exact number of Directors fixed from time to time in accordance with Section 15, but not less than one. At any meeting whether a quorum be present or otherwise, a majority of the Directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

          (b)  Approving Vote.  Subject to the provisions of the Stock Purchase
               --------------
Agreement between the Company and Philips Media B.V., dated as of September 1, 1994 (the "Stock Purchase Agreement"), at each meeting of the Board of Directors at which a quorum is present, all questions and business, including, without limitation, adoption, amendment or repeal of these Bylaws shall be determined by a vote of a majority of the Directors present, unless a different vote be required by law, the Certificate of Incorporation, or these Bylaws.

     Section 22.  Action Without Meeting.  Any action required or permitted to
                  ----------------------
be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

     Section 23.  Fees and Compensation.  Directors shall be entitled to such
                  ---------------------
compensation for their services as may be approved by the Board of Directors, including, if so approved by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors or any meeting of a committee of directors, equity incentives and other compensation and incentives for their services as directors. Nothing herein contained shall be construed to preclude any Director from serving the Company in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

     Section 24.  Committees.
                  ----------

          (a)  Executive Committee.  The Board of Directors may, by resolution
               -------------------
passed by a majority of the whole Board of Directors, appoint an Executive Committee to consist of one or more members of the Board of Directors. The Executive Committee, to the extent permitted by law and specifically granted by the Board of Directors, shall have and may exercise when the Board of Directors is not in session all powers of the Board of Directors in the management of the business and affairs of the Company, including, without limitation, the power and authority to declare a dividend or to authorize the issuance of stock, except such committee shall not have the power or authority to amend the Certificate of Incorporation, to adopt an agreement of merger or consolidation, to recommend to the stockholders the sale, lease or exchange of all or substantially all of the Company's property and assets, to recommend to the stockholders of the Company a dissolution of the Company or a revocation of a dissolution or to amend these Bylaws.

          (b)  Other Committees.  The Board of Directors may, by resolution
               ----------------
passed by a majority of the whole Board of Directors, from time to time appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall consist of one or more members of the Board of Directors, and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall such committee have the powers denied to the Executive Committee in these Bylaws.

          (c)  Term.  The members of all committees of the Board of Directors
               ----
shall serve a term coexistent with that of the Board of Directors which shall have appointed such committee. The Board of Directors may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his death or voluntary resignation. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

          (d)  Meetings.  Unless the Board of Directors shall otherwise provide,
               --------
regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 24 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been designated from time to time by resolution of such committee or by written consent of all members thereof, and may be called by any Director who is a member of such committee, upon written notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time before or after the meeting and will be waived by any Director by attendance thereat, except when the Director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

     Section 25.  Organization.  At every meeting of the Directors, the Chairman
                  ------------
of the Board, or, if a Chairman has not been appointed or is absent, the President, or if the President is absent, the most senior Vice President, or, in the absence of any such officer, a chairman of the meeting chosen by a majority of the Directors present, shall preside over the meeting. The Secretary, or in the absence of the Secretary, an Assistant Secretary or any other person in the absence of such officer directed to do so by the chairman of the meeting, shall act as secretary of the meeting.


                                   ARTICLE V

                                   Officers

     Section 26.  Officers Designated.  The officers of the Company shall
                  -------------------
consist of a Chief Executive Officer, a President, a Secretary and a Chief Financial Officer. The Company may also have, at the discretion of the Board of Directors, a Chairman of the Board, one or more Vice Presidents, and such other offices as may from time to time be appointed by the Board of Directors. Officers shall be elected by the Board of Directors, which shall consider that subject at its first meeting after every annual meeting of the stockholders.
The Board of Directors may also appoint such other officers and agents with such powers and duties as it shall deem necessary. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the Company at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the Company shall be fixed by or in the manner designated by the Board of Directors.

     Section 27.  Tenure and Duties of Officers.
                  -----------------------------

          (a)  General.  All officers shall hold office at the pleasure of the
               -------
Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

          (b)  Duties of Chairman of the Board.  The Chairman of the Board, when
               -------------------------------
present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the

Board shall perform the duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. If there is no Chief Executive Officer, the Chairman shall have the powers and duties prescribed in Paragraph 27.(c). If there is no President, the Chairman of the Board shall have the powers and duties prescribed in Paragraph 27.(d).

          (c)  Duties of Chief Executive Officer.  The Chief Executive Officer
               ---------------------------------
shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board has been appointed and is present. The Chief Executive Officer shall perform the duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors and the Chairman of the Board, if one has been appointed, shall designate from time to time.

          (d)  Duties of President.  The President shall preside at all meetings
               -------------------
of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board or Chief Executive Officer has been appointed and is present. The President shall perform the duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors and the Chairman of the Board, if one has been appointed, shall designate from time to time.

          (e)  Duties of Vice Presidents.  The Vice Presidents, in the order of
               -------------------------
their seniority, may assume and perform the duties of the President in the absence or disability of the President or whenever the offices of President and Chairman of the Board are vacant. The Vice Presidents shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

          (f)  Duties of Secretary.  The Secretary shall be invited to attend
               -------------------
all meetings of the stockholders and of the Board of Directors, and, if present, shall record all acts and proceedings thereof in the minute book of the Company. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders, and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties provided for in these Bylaws and other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The President may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary.

          (g)  Duties of Chief Financial Officer.  The Chief Financial Officer
               ---------------------------------
shall keep or cause to be kept the books of account of the Company in a thorough and proper manner, and shall render statements of the financial affairs of the Company in such form and as often as required by the Board of Directors or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the Company. The Chief Financial Officer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. The President may direct any Assistant Chief Financial Officer to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Assistant Chief Financial Officer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

          (h)  Duties of Assistant Secretary.  The Assistant Secretary, if there
               -----------------------------
shall be such an officer, shall have all the powers, and perform all the duties of, the Secretary in the absence or inability of the Secretary to act. The Assistant Secretary shall also perform such other duties as the Board of Directors may from time to time prescribe.

     Section 28.  Delegation of Authority.  The Board of Directors may from time
                  -----------------------
to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

     Section 29.  Resignations.  Any officer may resign at any time by giving
                  ------------
written notice to the Board of Directors, the President or the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective.

     Section 30.  Removal.  Any officer may be removed from office at any time,
                  -------
either with or without cause, by the vote or written consent of a majority of the Directors in office at the time, or by any committee or any superior officer upon whom such power of removal may have been conferred by the Board of Directors.


                                  ARTICLE VI

                 Execution of Corporate Instruments and Voting
                      of Securities Owned by the Company

     Section 31.  Execution of Corporate Instruments.  The Board of Directors
                  ----------------------------------
may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the Company any corporate instrument or document, or to sign on behalf of the Company the corporate name without limitation, or to enter into contracts on behalf of the Company, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the Company.

     Unless otherwise specifically determined by the Board of Directors or otherwise required by law, promissory notes, deeds of trust, mortgages and other evidences of indebtedness of the Company, and other corporate instruments or documents requiring the corporate seal, and certificates of shares of stock owned by the Company, shall be executed, signed or endorsed by the Chairman of the Board, the President or any Vice President, and by the Secretary, the Chief Financial Officer, any Assistant Secretary or any Assistant Chief Financial Officer. All other instruments and documents requiring the corporate signature, but not requiring the corporate seal, may be executed as aforesaid or in such other manner as may be directed by the Board of Directors. Any signature may be a facsimile.

     All checks and drafts drawn on banks or other depositories on funds to the credit of the Company or in special accounts of the Company shall be signed by such person or persons as the Board shall authorize so to do.

     Section 32.  Voting of Securities Owned by the Company.  All stock and
                  -----------------------------------------
other securities of other Companies owned or held by the Company for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board, the President, any Vice President, the Secretary or the Chief Financial Officer.


                                  ARTICLE VII

                                Shares of Stock

     Section 33.  Form and Execution of Certificates.  Certificates for the
                  ----------------------------------
shares of stock of the Company shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock in the Company shall be entitled to have a certificate signed by or in the name of the Company by the Chairman of the Board, the President or any Vice President and by the Chief Financial Officer, any Assistant Chief Financial Officer, the Secretary or any Assistant Secretary, certifying the number of shares owned by him in the Company. Any signature on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he/she were such officer, transfer agent, or registrar at the date of issue. Each certificate shall state upon the face or back thereof, in full or in summary, all of the designations, preferences, limitations, restrictions on transfer and relative rights of the shares authorized to be issued.

     Section 34.  Lost Certificates.  A new certificate or certificates shall be
                  -----------------
issued in place of any certificate or certificates theretofore issued by the Company alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The Company may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative to give the Company a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the Company with respect to the certificate alleged to have been lost, stolen, or destroyed.

     Section 35.  Transfers.  Transfers of record of shares of stock of the
                  ---------
Company shall be made only upon its books upon request of the holders thereof, in person or by attorney duly authorized, and upon the surrender of a properly endorsed certificate or certificates for a like number of shares.

     Section 36.  Fixing Record Dates.
                  -------------------

          (a) In order that the Company may determine the stockholders entitled to notice of or to vote at any meeting of the stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining the stockholders entitled to notice of or to vote at a meeting of the stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of the stockholders of record entitled to notice of or to vote at a meeting of the stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

          (b) In order that the Company may determine the stockholders entitled to consent to a corporate action in writing without a meeting, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining the stockholders entitled to consent to a corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the Company having custody of the book in which proceedings of meetings of the stockholders are recorded. Delivery made to the Company's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining the stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

          (c) In order that the Company may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining the stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

     Section 37.  Registered Stockholders.  The Company shall be entitled to
                  -----------------------
recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.


                                 ARTICLE VIII

                        Other Securities of the Company

     Section 38.  Execution of Other Securities.  All bonds, debentures and
                  -----------------------------
other corporate securities of the Company, other than stock certificates, may be signed by the Chairman of the Board, the President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary, an Assistant Secretary, the Chief Financial Officer or an Assistant Chief Financial Officer. The signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Chief Financial Officer, an Assistant Chief Financial Officer or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the Company and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the Company.


                                  ARTICLE IX

                                   Dividends

     Section 39.  Declaration of Dividends.  Dividends upon the capital stock of
                  ------------------------
the Company, subject to any provisions of the Certificate of Incorporation, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to any provisions of the Certificate of Incorporation.

     Section 40.  Dividend Reserve.  Before payment of any dividend, there may
                  ----------------
be set aside out of any funds of the Company available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Company, or for such other purpose as the Board of Directors shall determine is conducive to the interests of the Company, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.


                                   ARTICLE X

                                  Fiscal Year

     Section 41.  Fiscal Year.  The fiscal year of the Company shall end on the
                  -----------
last day of September.


                                   ARTICLE XI

                                Indemnification

     Section  42.  Indemnification of Officers, Directors, Employees and Other
                   -----------------------------------------------------------
Agents.
- ------

          (a) Directors.  The Company shall indemnify its directors to the
              ---------
fullest extent not prohibited by the General Corporation Law of Delaware.

          (b) Officers, Employees and Other Agents.  The Company shall have
              ------------------------------------
power to indemnify its officers, employees and other agents as set forth in the General Corporation Law of Delaware.

          (c)  Good Faith.
               ----------

               (1) For purposes of any determination under this Section, a Director, or any member of a committee designated by the Board of Directors, shall be deemed to have acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, to have had no reasonable cause to believe that his/her conduct was unlawful, if he/she relied in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Company by any of the Company's officers or employees, or committees of the Board of Directors, or by any other person as to matters the Director reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Company.

               (2) The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contenders or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he/she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal proceeding, that he/she had reasonable cause to believe that his/her conduct was unlawful.

               (3) The provisions of this Paragraph 42(c) shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standards of conduct set forth by the General Corporation Law of Delaware.

          (d)  Expenses.  The Company shall advance, prior to the final
               --------
disposition of any proceeding, promptly following request therefor, all expenses incurred by any Director in connection with such proceeding upon receipt of an undertaking by or on behalf of such person to repay said amounts if it should be determined ultimately that such person is not entitled to be indemnified under this Section or otherwise.

          (e) Enforcement.  Without the necessity of entering into an express
              -----------
contract, all rights to indemnification and advances under this Section shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the Company and the Director. Any right to indemnification or advances granted by this Section to a Director shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety days of request therefor. The claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting the claim. The Company shall be entitled to raise by pleading as an affirmative defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any proceeding in advance of its final disposition when the required undertaking has been tendered to the Company) that the claimant has not met the standards of conduct which make it permissible under the General Corporation Law of Delaware for the Company to indemnify the claimant for the amount claimed. Neither the failure of the Company (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because the claimant has met the applicable standard of conduct set forth in the General Corporation Law of Delaware, nor an actual determination by the Company (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

          (f) Non-Exclusivity of Rights.  The rights conferred on any person by
              -------------------------
this Section shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in his/her official capacity and as to action in another capacity while holding office. The Company is specifically authorized to enter into individual contracts with any or all of its Directors, officers, employees or agents respecting indemnification and advances, to the fullest extent permitted by the General Corporation Law of Delaware.

          (g)  Survival of Rights.  The rights conferred on any person by this
               ------------------
Section shall continue as to a person who has ceased to be a Director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

          (h)  Insurance.  The Company, upon approval by the Board of Directors,
               ---------
may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this Section.

          (i)  Amendments.  Any repeal or modification of this Section shall
               ----------
only be prospective and shall not affect the rights under this Section in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the Company.

          (j)  Saving Clause.  If this Section or any portion hereof shall be
               -------------
invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify each Director to the full extent permitted by any applicable portion of this Section that shall not have been invalidated, or by any other applicable law.

          (k)  Certain Definitions.  For the purposes of this Section, the
               -------------------
following definitions shall apply:

               (1) The term "proceeding" shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement and appeal of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative.

               (2) The term "expenses" shall be broadly construed and shall include, without limitation, court costs, attorneys' fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

               (3) The term the "Company" shall include any constituent corporation (including any constituent of a constituent) so that any person who is or was a director, officer, employee or agent of such constituent company, or is or was serving at the request of such constituent company as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Section with respect to the Company as if the service was with the Company.

               (4) References to a "Director," "officer," "employee," or "agent" of the Company shall include, without limitation, situations where such person is serving at the request of the Company as a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

               (5) References to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Section.


                                  ARTICLE XII

                             Right of First Refusal

     Section 43.  Right of First Refusal.  No securityholder shall sell, assign,
                  ----------------------
pledge, or in any manner transfer any of the securities of the Company or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except by a transfer which meets the requirements hereinafter set forth in this Section:

          (a) If the securityholder receives from anyone a bona fide offer acceptable to the securityholder to purchase any of his securities, then the securityholder shall first give written notice thereof to the Company. The notice shall name the proposed transferee and state the securities to be transferred, the price per security and all other terms and conditions of the offer.

          (b) For fifteen days following receipt of such notice, the Company shall have the option to purchase all or any lesser part of the securities specified in the notice at the price and upon the terms set forth in such bona fide offer. In the event the Company elects to purchase all the securities, it shall give written notice to the selling securityholder of its election and settlement for said securities shall be made as provided in Paragraph 43(d).

          (c) In the event the Company does not elect to acquire all of the shares specified in the selling securityholder's notice, the Secretary shall, within fifteen days of receipt of said selling securityholder's notice, give written notice thereof to the securityholders holding more than one percent of the outstanding shares entitled to vote at an election of Directors ("Large Securityholders") of the Company other than the selling securityholder. Said written notice shall state the securities that the Company has elected to purchase, if any, and the securities remaining available for purchase (which shall be the same as the number contained in said selling securityholder's notice, less any such securities that the Company has elected to purchase).
Each of the Large Securityholders shall have the option to purchase that proportion of the securities available for purchase as the number of shares owned by each of said Large Securityholders bears to the total issued and outstanding shares of the

Company owned by Large Securityholders, excepting those shares owned by the selling securityholder. A Large Securityholder electing to exercise such option shall, within ten days after receipt of the Company's notice, give written notice to the Company specifying the number of securities such Large Securityholder will purchase. Within such ten day period, each of said Large Securityholders shall give written notice stating how many additional securities such Large Securityholder will purchase if additional securities are made available. Failure to respond in writing within said ten day period to the notice given by the Secretary shall be deemed a rejection of such Large Securityholder's right to acquire a proportionate part of the securities of the selling securityholder. In the event one or more Large Securityholders do not elect to acquire the securities available to them, said securities shall be allocated on a pro rata basis to the Large Securityholders who requested securities in addition to their pro rata allotment.

          (d) In the event the Company and/or its Large Securityholders, other than the selling securityholder, elect to acquire all of the securities of the selling securityholder as specified in said selling securityholder's notice, the Secretary shall so notify the selling securityholder and settlement thereof shall be made in cash within thirty days after the Secretary receives said selling securityholder's notice; provided that if the terms of payment set forth in said selling securityholder's notice were other than cash against delivery, the Company and/or its Large Securityholders shall pay for said securities on the same terms and conditions set forth in said selling securityholder's notice.

          (e) In the event the Company and/or its Large Securityholders do not elect to acquire all of the securities specified in the selling securityholder's notice, the Company and/or its Large Securityholders shall have no right to purchase any of such securities and said selling securityholder may, within the sixty day period following the expiration of the option rights granted to the Company and Large Securityholders herein, sell elsewhere the securities specified in said selling securityholder's notice, provided that said sale shall not be on terms and conditions more favorable to the purchaser than those contained in the bona fide offer set forth in said selling securityholder's notice. AR securities so sold by said selling securityholder shall continue to be subject to the provisions of this Bylaw in the same manner as before said transfer.

          (f) Anything to the contrary contained herein notwithstanding, Permitted Transactions shall be exempt from the provisions of this Section. Permitted Transactions are:

               (1) A securityholder's transfer of any or all securities held either during such securityholders' lifetime or on death by will or intestacy to such securityholder's immediate family. "Immediate family" as used herein shall mean spouse, lineal descendant, father, mother, brother, or sister of the securityholder making such transfer and shall include any trust established primarily for the benefit of the securityholder or his immediate family.

               (2) A securityholder's bona fide pledge or mortgage of any securities with a commercial lending institution, provided that any subsequent transfer of said securities by said institution shall be conducted in conformance with all restrictions on the securityholder.

               (3) A securityholder's transfer of any or all of such securityholder's securities to the Company or to any other securityholder.

               (4) A securityholder's transfer of any or all of such securityholder's securities to a person who, at the time of such transfer, is an officer or Director.

               (5) A corporate securityholder's transfer of any or all of its securities pursuant to and in accordance with the terms of any merger, consolidation, reclassification of securities or capital reorganization of the corporate securityholder, or pursuant to a sale of all or substantially all of the assets of the corporate securityholder.

               (6) A corporate securityholder's transfer of any or all of its shares to any or all of its securityholders, subsidiaries, parent corporations, corporations under common control with the securityholder, or employees, or a partnership, trust, or corporation whose interest holders are, in the majority, employees or securityholders.

               (7) A transfer by a securityholder which is a limited or general partnership to any or all of its partners or to any other partnership having the same general partner.

          (g) Any sale or transfer, or purported sale or transfer, of securities of the Company shall be null and void unless the terms, conditions, and provisions of this Section are strictly observed and followed.

          (h) The right of first refusal in this Section shall terminate upon the Initial Public Offering.

          (i) The provisions of this Section may be waived by the Board of Directors with respect to any transfer.

          (j) The certificates representing shares of stock of the Company shall bear on their face the following legend so long as the foregoing right of first refusal remains in effect:

               "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE CORPORATION AND ITS OTHER STOCKHOLDERS, AS PROVIDED IN THE BYLAWS OF THE CORPORATION."

                                  ARTICLE XIII

                         Interested Party Transactions

     Section 44.  Interested Party Transactions.
                  -----------------------------

          (a)  Applicable Transactions.  Any transaction or series of related
               -----------------------
transactions that represents more than ten percent of the outstanding securities of the Company (on a fully diluted basis excluding treasury stock) or an amount in excess of ten percent of the budgeted expenses of the Company for the fiscal year and that involves a securityholder or securityholders of shares representing, in the aggregate, more than five percent of the outstanding shares entitled to vote at an election of Directors and which have one or more designees on the Board of Directors ("Interested Party") shall be subject to the provisions of this Section.

          (b) Process.  The members of the Board of Directors not designated by
              -------
an Interested Party shall review the proposed transaction in any manner they deem appropriate including, but not limited to, meetings of the Board of Directors excluding the Directors designated by an Interested Party, securing consultants or counsel to review the proposed transaction and provide advice, and negotiating with the Interested Party directly or through a designee.

          (c) Approval.  The affirmative vote of a majority of the Directors not
              --------
affiliated with an Interested Party shall be necessary to approve the transaction.

          (d) Termination on IPO.  The provisions of this Article XIII shall
              ------------------
terminate and be of no further force or effect upon the completion of the Initial Public Offering.


                                  ARTICLE XIV

                                    Notices

     Section 45.  Notices.
                  -------

          (a)  Notice to Stockholders.  Whenever, under any provisions of these
               ----------------------
Bylaws, notice is required to be given to any stockholder, it shall be given in writing, personally or timely and duly deposited in the United States mail, postage prepaid, and addressed to his last known post office address as shown by the stock record of the Company or its transfer agent.

          (b)  Notice to Directors.  Any notice required to be given to any
               -------------------
Director may be given by the method stated in Paragraph 20(e) except that such notice other than one which is delivered personally shall be sent to such address as such Director shall have filed in writing with the Secretary or, in the absence of such filing, to the last known post office address of such Director.

          (c)  Address Unknown.  If no address of a stockholder or Director be
               ---------------
known, notice may be sent to the office of the Company required to be maintained pursuant to Section 2.

          (d)  Affidavit of Mailing.  An affidavit of mailing, executed by a
               --------------------
duly authorized and competent employee of the Company or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, or Director or Directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall be conclusive evidence of the statements therein contained.

          (e)  Time Notices Deemed Given.  All notices given by mail, as above
               -------------------------
provided, shall be deemed to have been given as at the time of mailing and all notices given by telegram shall be deemed to have been given as at the sending time recorded by the telegraph company transmitting the notices.

          (f)  Methods of Notice.  It shall not be necessary that the same
               -----------------
method of giving notice be employed in respect of all noticees, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

          (g)  Failure to Receive Notice.  The period or limitation of time
               -------------------------
within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any Director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him in the manner above provided, shall not be affected or extended in any manner by the failure of such stockholder or such Director to receive such notice.

          (h)  Notice to Person with Whom Communication Is Unlawful.  Whenever
               ----------------------------------------------------
notice is required to be given, under any provision of law, the Certificate of Incorporation or these Bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Company is such as to require the filing of a certificate under any provision of the General Corporation Law of Delaware, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

                                  ARTICLE XV

                                  Amendments

          Section 46.  Amendments.  These Bylaws may be repealed or amended or
                       ----------
new Bylaws adopted by the stockholders. In addition to any vote of the holders of any class or series of stock of this Company required by law and any vote provided for in the Certificate of Incorporation, the affirmative vote of a majority of the voting power of all of the then-outstanding shares of the capital stock of the Company entitled to vote generally in the election of Directors, voting together as a single class, shall be required to adopt, amend or repeal any provisions of these Bylaws. The Board of Directors shall also have the authority to adopt, amend or repeal these Bylaws subject to the power of the stockholders to adopt, amend or repeal such Bylaws and provided that the Board of Directors shall not adopt, amend or repeal any Bylaws fixing the qualifications, classifications, term of office, or compensation of Directors. No Director who is a designee of an Interested Party or of a party who is then actively giving substantive attention to a transaction in which it would be an Interested Party may vote to repeal or amend Section 44 hereof.

                      CERTIFICATE OF AMENDMENT OF BYLAWS
                                      OF
                      NAVIGATION TECHNOLOGIES CORPORATION


     The undersigned hereby certifies that he is the duly elected, qualified, and acting Assistant Secretary of Navigation Technologies Corporation and that the following amendment to the Bylaws was duly adopted by the Board of Directors at a meeting on June 17, 1996 and is hereby incorporated into the Bylaws of said corporation:

     The first sentence of Section 15 of the Bylaws of Navigation Technologies Corporation is hereby amended and restated to read as follows: "The number of directors which shall constitute the whole of the Board of Directors shall be nine."

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of June 1996.


                                   /s/ Steven M Young
                                  ------------------------------------
                                  Steven M. Young, Assistant Secretary